UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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UNICO AMERICAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNICO AMERICAN CORPORATION

26050 Mureau Road

Calabasas, CA 91302

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 23, 2019

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Unico American Corporation (the "Company") to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, at 2:00 p.m. local time, to consider and act upon the following matters:

1.	The election of eight (8) directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; and
2.	An advisory approval of the compensation of the two (2) named executive officers; and
3.	An advisory vote on the frequency of shareholders’ votes on named executive officer compensation; and
4.	The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 8, 2019, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

By Order of the Board of Directors,

Cary L. Cheldin

Chairman of the Board, President, and

Chief Executive Officer

Calabasas, California

April 12, 2019

UNICO AMERICAN CORPORATION

26050 Mureau Road

Calabasas, CA 91302

_____________________

PROXY STATEMENT

______________________

ANNUAL MEETING OF SHAREHOLDERS

May 23, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unico American Corporation, a Nevada corporation (the "Company" or “Unico”), for use at the Annual Meeting of Shareholders of the Company to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, on May 23, 2019, at 2:00 p.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. If you are planning to attend the Company’s Annual Meeting and require directions to the meeting, please call 818-591-9800, extension 608.

All shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and, which have not been revoked, will be voted in accordance with instructions contained in the proxies. At the Annual Meeting, the scheduled matters to be acted upon by the shareholders are the election of eight (8) directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, the advisory approval of the compensation of the two (2) named executive officers, and the advisory vote on the frequency of shareholder votes on named executive compensation. The Board of Directors recommends a vote FOR the nominees for directors listed in the proxy. The Board of Directors recommends a vote FOR the proposal regarding a non-binding advisory vote on executive compensation; and a vote for three years in response to the proposal regarding an advisory vote on the frequency of future advisory votes on executive compensation.  In the absence of voting instructions to the contrary, shares represented by properly executed proxies will be voted in accordance with the foregoing recommendations. The Company does not know of any other matter that will be presented for action at the Annual Meeting, but if any other matter is properly presented, the persons that are named in the accompanying proxy will vote thereon in accordance with their best judgment. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

The close of business on April 8, 2019, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had outstanding 5,307,103 shares of common stock, the only outstanding voting security of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting.

Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. Brokers and other nominees may vote without instruction only on “routine” proposals. On “non-routine” proposals, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” So long as the broker has discretion to vote on at least one proposal, broker non-votes are counted in determining a quorum but are not counted for purposes of determining the number of shares present in person or represented by proxy on a voting matter.

As to Proposal 1, the vote for directors, the Company's Articles of Incorporation do not provide for cumulative voting. Directors are elected by a plurality of the votes cast and abstentions and broker non-votes are counted for the purposes of determining the existence of a quorum at the meeting but not for purposes of determining the results of the vote. The eight (8) nominees receiving the most votes will be elected as directors of the Company.

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The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy material. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, facsimile, or personal contact without additional compensation.

Securities and Exchange Commission (“SEC”) rules allow delivery of a single document to households at which two or more stockholders reside. This procedure, referred to as "householding," reduces the volume of duplicate information received by stockholders, as well as the Company’s expenses. If a stockholder of record is eligible for householding, but it and other stockholders of record with which it shares an address receive multiple copies of this proxy statement and the Company’s annual report, or if a stockholder of record holds stock in more than one account, and in either case the stockholder wishes to receive a single copy of this proxy statement and the Company’s annual report for its household, it should notify the Company’s Corporate Secretary. If a stockholder participates in householding and wishes to receive a separate copy of this proxy statement and the Company’s annual report, or does not wish to participate in householding and prefers to receive separate copies of this proxy statement and the Company’s annual report in the future, it should notify the Company’s Corporate Secretary. A stockholder may notify the Company’s Corporate Secretary in writing at Unico American Corporation, 26050 Mureau Road, Calabasas, CA 91302, Attention: Corporate Secretary, or by telephone at 818-591-9800, extension 608.

If a stockholder holds its shares through an intermediary that is utilizing householding and the stockholder wishes to receive separate copies of the Company’s annual report and proxy statement in the future, or if it is receiving multiple copies of the Company’s proxy materials and annual report and wishes to receive only one, it should contact its bank, broker, or other nominee record holder.

The Company's principal executive offices are located at 26050 Mureau Road, Calabasas, CA 91302. The approximate mailing date of this Proxy Statement and the Company's proxy card is April 12, 2019.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Bylaws provide for a range of three to eleven directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors is eight (8). Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. The Board of Directors has nominated Ms. Janet D. Frank to stand for election as a director of the Company at the Annual Meeting in place of Mr. George C. Gilpatrick. Except for Ms. Janet D. Frank, each nominee is currently a director having served in that capacity since the date indicated in the following table.  All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy card will vote for another person nominated by the Board of Directors. Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the eight (8) nominees listed in the following table.

The following table sets forth all of the Company’s executive officers and directors and indicates the position with the Company, tenure as director and age as of April 8, 2019, for each person nominated for election as a director:

Name	Age	Present Position with Company	First Elected Director

Cary L. Cheldin	62	Chairman of the Board, President and Chief Executive Officer	1983
Michael Budnitsky	44	Treasurer, Chief Financial Officer, Secretary, and Director	2018
Erwin Cheldin	87	Director	1969
Samuel J. Sorich	73	Director	2012
David T. Russell	52	Director	2015
Andrew L. Furgatch	58	Director	2018
Ernest A. Wish	67	Director	2018
Janet D. Frank	67	Director Nominee	—

Each nominee for election to the Board of Directors has extensive management and leadership experience gained through executive and professional service in insurance and other industries. In these roles, the directors have developed attributes and skills in management of capital, risk and operations. In addition, all of the current directors have long standing relationships with the Company. This experience with the Company provides the current directors with a thorough understanding of the Company’s policies and processes, rules and regulations, risks and mitigating solutions and controls environment.

Set forth below are the names of the nominees for election to the Board of Directors, along with their present and prior positions, principal occupations and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Cary L. Cheldin, Chairman of the Board of Directors, has served as Chairman, President and Chief Executive Officer since April 1, 2009. From 1991 to 2009, Mr. Cary L. Cheldin was Executive Vice President of the Company and prior thereto he served as Vice President from 1986 to 1991 and as Secretary from 1987 to 1991. Mr. Cary L. Cheldin has been a director of the Company since 1983 and has held management positions in the Company since 1986. The Company believes that Mr. Cary L. Cheldin’s knowledge of and expertise in the insurance industry and his historical experience and understanding of the Company’s underwriting, claims management and rate-making processes qualify him for service on the Board of Directors.

Michael Budnitsky has served as a Director since July 14, 2017, and as Treasurer, Chief Financial Officer, and Secretary of the Company since August 1, 2016.  From September 2014 through July 2016, Mr. Michael Budnitsky served as Vice President of Accounting of the Company and was responsible for various accounting and finance functions, including financial and tax reporting, Sarbanes Oxley compliance, and oversight of the accounting department. From May 2005 until joining the Company in 2014, Mr. Michael Budnitsky worked at HCC Surety Group, eventually as its Vice President, Controller.  Prior thereto, Mr. Michael Budnitsky worked as a financial reporting manager at the Automobile Club of Southern California and as an audit manager at KPMG LLP.  Mr. Michael Budnitsky is an active Certified Public Accountant in California. The Company believes that Mr. Michael Budnitsky’s industry experience and background, as well as his familiarity with the Company’s operations, qualifies him for service on the Board of Directors.

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Erwin Cheldin is the Company’s former President, Chief Executive Officer and Chairman of the Board. Mr. Erwin Cheldin retired from being an employee of the Company effective April 1, 2009. Mr. Erwin Cheldin became an officer and director of the Company in 1969. Mr. Erwin Cheldin has over 50 years of experience in all phases of the property and casualty insurance industry. The Company believes that Mr. Erwin Cheldin’s historical knowledge of the Company and its operations and long standing service to the Company qualify him for service on the Board of Directors.

Samuel J. Sorich is a respected representative of the California insurance industry for more than 30 years. Mr. Samuel J. Sorich has been a consultant to the insurance industry regarding, among other things, regulatory and legislative matters since 2011. From 2002 to 2010 he served as president of the Association of California Insurance Companies (“ACIC”), California’s longest established property/casualty insurance trade association. From 1985 to 2002, prior to joining the ACIC, he served as regional vice president of the National Association of Independent Insurers, a predecessor association of the Property Casualty Insurers Association (“PCI”). The Company believes that Mr. Samuel J. Sorich’s experience as an attorney and his experience in the insurance industry qualify him for service on the Board of Directors.

David T. Russell has been a Professor of Insurance and Finance at California State University, Northridge, since 2002. He is a member of the Risk and Insurance Management Society, the American Risk and Insurance Association, and is former president of the Western Risk and Insurance Association. Mr. David T. Russell serves on various professional and community boards, including his current position as Chairman of the Board for First Connect Insurance Services, LLC, where he served on the board since July 2013. Since 1997, Mr. David T. Russell also served as an expert witness on life and property and casualty insurance cases. Mr. David T. Russell also offers corporate training and insurance education for legislators through the Griffith Foundation. The Company believes that Mr. David T. Russell’s experience as a professor and his experience in the insurance industry qualify him for service on the Board of Directors.

Andrew L. Furgatch serves as President of Special Events Staffing since March 2019. From 1993 to 2017, Mr. Andrew L. Furgatch served as Chairman of the Board and Chief Executive Officer of Magna Carta Companies, Inc. Prior to joining Magna Carta Companies, Inc., Mr. Andrew L. Furgatch practiced law in Los Angeles for seven years, eventually as in-house counsel for PennCorp Financial and serving as that company’s General Counsel and Secretary. Mr. Andrew L. Furgatch has also served as a member of the Board of Directors for the Alliance of American Insurers and as a member of the Board of Governors for the PCI. The Company believes that Mr. Andrew L. Furgatch’s knowledge and expertise in the insurance industry, as well as his experience as an attorney, qualify him for service on the Board of Directors.

Ernest A. Wish is an attorney licensed to practice law throughout the state of California, in both State Court and Federal Court. Since December of 1976, for over 35 years, Mr. Ernest A. Wish’s law practice focused on business and real estate in California, during which time he oversaw and structured thousands of transactions. Since June of 2012, Mr. Ernest A. Wish has served as President and General Counsel for Wish Properties, Inc. dba Wish Sotheby’s International Realty, in the Southern California area. The Company believes that Mr. Ernest A. Wish’s knowledge and expertise in business transactions, as well as his experience as an attorney, qualify him for service on the Board of Directors.

Janet D. Frank has over 40 years of experience in all phases of the property and casualty insurance industry. For the past 25 years, Ms. Janet D. Frank has served in senior managerial capacities for several large insurance companies, including The St. Paul Companies, CNA Financial, California’s State Compensation Insurance Fund, and most recently serving as Chairperson, CEO and President of Pacific Compensation Insurance Company, from December 2012 until January 2018. The Company believes that Ms. Janet D. Frank’s knowledge and expertise in the insurance industry qualify her for service on the Board of Directors.

Except for Mr. Cary L. Cheldin, who is the son of Mr. Erwin Cheldin, none of the executive officers or directors of the Company are related to any other officer or director of the Company. The executive officers of the Company are elected by the Board of Directors. Mr. Cary L. Cheldin serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Mr. Cary L. Cheldin was amended and restated on March 16, 2015, and further amended as of March 27, 2019, March 23, 2018, and March 27, 2017.

Messrs. Erwin Cheldin, Cary L. Cheldin, and George C. Gilpatrick, who hold approximately 50.2% of the voting power of the Company, have agreed to vote the shares of common stock held by each of them so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. As a result of this agreement, the Company is a “Controlled Company” as defined in the Nasdaq Stock Market (“Nasdaq”) Listing Rules. A Controlled Company is exempt from the requirements of the Nasdaq Listing Rules requiring that (i) the Company have a majority of independent directors on the Board of Directors, (ii) the Compensation Committee be composed solely of independent directors, (iii) the Compensation Committee have a written charter, (iv) the compensation of the executive officers be determined by a majority of the independent directors or a compensation committee comprised solely of independent directors, and (v) director nominees be elected or recommended either by a majority of the independent directors or a nominating committee comprised solely of independent directors. The Board of Directors has determined that each of Messrs. Andrew L. Furgatch, David T. Russell, Samuel J. Sorich, Ernest A. Wish, and Ms. Janet D. Frank, if she should be elected as a director at the Annual Meeting, are independent directors as defined by the Nasdaq Listing Rules.

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The aforementioned voting agreement is scheduled to expire on April 15, 2019. Upon expiration of the agreement, provided it is not extended or replaced, the Company will no longer be considered a Controlled Company, and the exemptions from certain Nasdaq Listing Rules identified in items (i) through (v) above will no longer be applicable to the Company, subject to phase-in periods. If not first extended or replaced, on the first anniversary of the expiration of the aforementioned voting agreement and the end of the phase-in period, the Company's Compensation Committee will be required to be composed solely of independent directors. As of the date of this proxy statement, Mr. Cary L. Cheldin, who is not an independent director, is a member of the Compensation Committee.

During the year ended December 31, 2018, the Company’s Board of Directors held one regular meeting and four special meetings. The independent directors met without any management directors or employees present four times during the year ended December 31, 2018. Non-employee directors receive $2,000 each quarter plus $1,000 for each regular Board meeting they attend; there is no compensation for attendance of special meetings. Excluding Messrs. Andrew L. Furgatch and Ernest A. Wish, all directors, except Mr. George C. Gilpatrick, attended at least 75% of the combined total meetings of the Board of Directors and the committees on which they served. Messrs. Andrew L. Furgatch and Ernest A. Wish attended all meetings of the Board of Directors after their appointment to the Board on May 24, 2018.

Director Compensation

The compensation of the Company’s non-employee directors paid by the Company for the last completed fiscal year is as follows:

Name	Director’s Fee	Total Fees
	$	$

Erwin Cheldin	9,000	9,000
Andrew L. Furgatch	6,000	6,000
George C. Gilpatrick	8,000	8,000
Terry L. Kinigstein (1)	5,000	5,000
David T. Russell	9,000	9,000
Samuel J. Sorich	9,000	9,000
Donald B. Urfrig (1)	5,000	5,000
Ernest A. Wish	6,000	6,000

(1)	Messrs. Kinigstein and Urfrig did not stand for re-election as directors at the Annual Meeting in 2018.

Board Leadership Structure

The Company’s eight-member Board is led by Chairman Mr. Cary L. Cheldin. Mr. Cary L. Cheldin is also the Company’s President and Chief Executive officer. The Company’s Treasurer, Chief Financial Officer, and Secretary, Mr. Michael Budnitsky, is also a member of the Board. Other members include Mr. Erwin Cheldin, the retired Chairman, President and Chief Executive Officer, and five independent directors. The Board has nominated for election at this meeting Ms. Janet D. Frank, who would be an independent director if elected, to replace Mr. George C. Gilpatrick. The Board does not have a lead independent director.

Mr. Cary L. Cheldin is the son of a founder of the Company and has been an executive officer of the Company since 1986 and a board member since 1983. He was first elected Chairman of the Board, President and Chief Executive Officer effective April 1, 2009.

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The Board of Directors has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company at this time and provides effective oversight of management and strong leadership of the independent directors and shareholders. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision making, and alignment on corporate strategy. The Board believes this leadership structure is particularly appropriate for the Company at this time given Mr. Cary L. Cheldin’s continuity of service with the Company since 1980. As the individual with primary responsibility for managing the Company’s day-to-day operations, Mr. Cary L. Cheldin is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of the Board and the applicable committees.

The Board of Directors is primarily responsible for assessing risks associated with the Company’s business. However, the Board delegates certain responsibilities to committees of the Board of Directors.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members presently consist of Messrs. Andrew L. Furgatch, David T. Russell, and Samuel J. Sorich. The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statements. The Audit Committee also reviews with management the Company’s policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with the Company’s financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters.

The Audit Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee met four times during the year ended December 31, 2018, and held one meeting subsequent to the year ended December 31, 2018, to discuss accounting and financial statement matters related to the fiscal year ended December 31, 2018. Messrs. Andrew L. Furgatch, David T. Russell, and Samuel J. Sorich are independent and are in compliance with the independent standards applicable to audit committee members contained in the Nasdaq Listing Rules. The Board of Directors has determined that the Company does not have an “Audit Committee Financial Expert” as defined by the SEC serving on the Audit Committee. The Board of Directors believes that the members of the Audit Committee are able to read and understand consolidated financial statements of the Company, are familiar with the Company and its business, and are capable of fulfilling the duties and responsibilities of an Audit Committee without the necessity of having an “Audit Committee Financial Expert” as a member.

The Board of Directors has also established a Compensation Committee presently consisting of Messrs. Cary L. Cheldin, David T. Russell, and Samuel J. Sorich. Mr. Cary L. Cheldin is an executive officer of the Company. Messrs. David T. Russell and Samuel J. Sorich are independent and are in compliance with the independent standards applicable to audit committee members contained in the Nasdaq Listing Rules. If the Company ceases to qualify as a Controlled Company, the Company will, subject to a one-year phase-in period, become subject to Nasdaq Listing Rules requiring that all members of the Compensation Committee be independent directors. The Compensation Committee, as currently constituted, will be in compliance with all applicable Nasdaq Listing Rules until the first anniversary of the loss of Controlled Company status. The Company’s compensation program is designed to provide executive officers with total compensation commensurate with responsibilities and competitive with compensation provided to executives in like positions, as determined by the Compensation Committee. The Compensation Committee considers and recommends to the Board of Directors compensation for executive officers. The Compensation Committee held one meeting during the year ended December 31, 2018. The Compensation Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix B.

The Board of Directors has established a Nominating & Corporate Governance Committee consisting entirely of independent directors to consider and report periodically to the Board on matters relating to the identification, selection and qualification of Board members and candidates nominated for election to the Board, to review, advise and make recommendations to the Board with respect to corporate governance matters, to oversee periodic evaluations of the Board and Board committees, including establishing criteria to be used in connection with such evaluations, and to advise the Board with respect to Board composition, procedures and committees. The Nominating & Corporate Governance Committee presently consists of Messrs. David T. Russell, Samuel J. Sorich, and Ernest A. Wish, all of whom are independent and are in compliance with the independent standards applicable to audit committee members contained in the Nasdaq Listing Rules. The Nominating & Corporate Governance Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix C.

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The Nominating & Corporate Governance Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Nominating & Corporate Governance Committee, however, would consider qualified nominees recommended by shareholders. Shareholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to the Secretary of the Company at 26050 Mureau Road, Calabasas, CA 91302. The Nominating & Corporate Governance Committee generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience, and have a general appreciation of the major business issues facing the Company. The Nominating & Corporate Governance Committee does not have a formal policy regarding diversity, but, as described above, considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board of Directors. The Nominating & Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. Absent special circumstances, the Nominating & Corporate Governance Committee will continue to nominate qualified incumbent directors whom the Nominating & Corporate Governance Committee believes will continue to make important contributions to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

Other than Mr. Cary L. Cheldin, the Company’s Chairman and CEO, no present member of the Compensation Committee is, or has been at any time, an officer or employee, nor has any member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of the Company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any nonaffiliated entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Communications with the Board of Directors

The Company provides a process for shareholders to send communications to the Board of Directors or any of the directors. Shareholders may send written communications to the Board of Directors or any director, c/o Secretary, Unico American Corporation, 26050 Mureau Road, Calabasas, CA 91302. All communications will be compiled by the Secretary of the Company and will be submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis. The Company does not have a policy with regard to directors’ attendance at the Annual Meeting of Shareholders. Four of the directors attended the 2018 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics may be obtained without charge upon written request to the Secretary, Unico American Corporation, 26050 Mureau Road, Calabasas, CA 91302.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 8, 2019, the names and holdings of all persons who are known by the Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each director, nominee for director, and all executive officers and nominees for director as a group. Unless otherwise indicated, the Company believes that each of the persons and entities set forth below has the sole power to vote and dispose of the shares listed opposite his or its name as beneficially owned by him or it.

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Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent Of Class

Certain Beneficial Owners
Erwin Cheldin (1) 26050 Mureau Road, Calabasas, CA 91302	2,352,545	44.3%
The Lion Fund, L.P., Sardar Biglari and Biglari Capital Corp. (2) 17802 IH 10 West, Suite 400, San Antonio TX 78257	527,100	9.9%
Dimensional Fund Advisors LP (3) Building One 6300 Bee Cave Road, Austin TX 78746	417,263	7.9%
Ambina Partners, LLC, Gregory M. Share (4) 309 Greenwich Ave, Suite 201, Greenwich, CT 06830	412,156	7.8%

Executive Officers, Directors and Director Nominees	Amount Beneficially Owned	Percent Of Class

Erwin Cheldin (1)	2,352,545	44.3%
Cary L. Cheldin (1)	205,782	3.9%
George C. Gilpatrick (1)	104,717	2.0%
David T. Russell	34,523	0.7%
Michael Budnitsky	5,999	0.1%
Janet D. Frank	0	0.0%
Andrew L. Furgatch	0	0.0%
Samuel J. Sorich	0	0.0%
Ernest A. Wish	0	0.0%

All executive officers, directors and director nominees as a group (9 persons)	2,703,566	51.0%

(1)	Messrs. Cary L. Cheldin, Erwin Cheldin, and George C. Gilpatrick have agreed to vote all of the shares of common stock owned by them aggregating 2,663,044 shares or approximately 50.2% of the outstanding common stock so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. The agreement terminates upon the earlier of such time as the group owns less than 50.0% of the outstanding shares of the common stock of the Company or April 15, 2019. Because of his stock holdings, Mr. Erwin Cheldin may be deemed a “parent” (as defined in the Securities Exchange Act of 1934) of the Company.
(2)	Per Form 13F dated February 14, 2019.
(3)	Per Schedule 13G/A dated February 8, 2019.
(4)	Per Schedule 13D dated December 26, 2018.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

Summary Compensation Table

The following table sets forth information for years ended December 31, 2018 and 2017, as to executive compensation paid to the Company’s named executive officers.

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Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
		$	$	$	$	$	$	$	$

Cary L. Cheldin (2)	2018	331,000	—	—	—	—	—	26,382	357,382
President and Chief Executive Officer	2017	331,000	—	—	—	—	—	24,575	355,575

Michael Budnitsky (3)	2018	249,000	—	—	—	—	—	24,121	273,121
Treasurer, Chief Financial Officer	2017	228,577	—	—	—	—	—	23,186	251,763

(1)	See “All Other Compensation” table below.

(2)	Mr. Cary L. Cheldin serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Mr. Cary L. Cheldin was amended and restated on March 16, 2015. Amendments to the amended and restatement employment agreement were made on March 27, 2019, March 23, 2018, and March 27, 2017. Pursuant to those amendments, Mr. Cary L. Cheldin waived his rights to a mandatory bonus, collectively, from January 1, 2016, until January 1, 2019.

(3)	Pursuant to a job offer letter signed by the Company when Mr. Michael Budnitsky joined the Company in September 2014, Mr. Michael Budnitsky is entitled to a severance payment equal to three years’ salary in the event his employment is terminated due to a change in ownership of the Company. Mr. Michael Budnitsky serves in his present office without employment agreement.

All Other Compensation

The following table summarizes all other compensation paid or earned by the named executive officers noted above for the years ended December 31, 2018 and 2017.

Name	Year	Perquisites and Other Personal Benefits (1)	Contribution to Profit Sharing Plan (2) (3)	Total
		$	$	$

Cary L. Cheldin	2018	18,282	8,100	26,382
	2017	16,625	7,950	24,575

Michael Budnitsky	2018	17,253	6,868	24,121
	2017	17,283	5,903	23,186

(1)	Represents payments for medical, dental, life, and disability insurance.

(2)	Represents amounts contributed or accrued to the person’s account under the Unico American Corporation Profit Sharing Plan (the “Plan”), all of which are vested. The contributions for the plan years ended December 31, 2017 and 2016, are reflected in 2018 and 2017, respectively. Contributions to the plan year 2018 will be reflected in 2019. See more information about the Plan in “Profit Sharing Plan.”

(3)	2017 Contributions to Profit Sharing Plan for Messrs. Cary L. Cheldin and Michal Budnitsky were inadvertently overstated in the proxy statement issued on April 16, 2018 due to a clerical error. The amounts for the 2017 Contributions to Profit Sharing Plan for Messrs. Cary L. Cheldin and Michal Budnitsky listed in this proxy statement have been corrected herein.

Pay Ratio Disclosure

The Company is currently considered a “smaller reporting company” for the purposes of the SEC’s executive compensation disclosure rules. The Company has elected to comply with the scaled disclosure requirements applicable to smaller reporting companies and has therefore omitted the pay ratio disclosure required under Item 402(u) of Regulation S-K.

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Employment Agreements

The Company has an employment agreement with Mr. Cary L. Cheldin.

Cary L. Cheldin – On and effective as of March 17, 2015, the Company entered into an amended and restated employment agreement (the “employment agreement”) with Mr. Cary L. Cheldin (the “Executive”), the President and Chief Executive Officer of the Company. The employment agreement was approved by the Company’s Board of Directors on March 16, 2015, and was further amended as of March 27, 2019, March 23, 2018 and March 27, 2017. The material terms of the employment agreement are as follows:

The employment agreement provides for an annual salary of no less than $315,000. The annual salary is subject to increase from time to time at the discretion of the Board of Directors of the Company. The employment agreement also provides that the Company will promptly reimburse the Executive for certain “out-of-pocket” expenses.

The employment agreement provides for a mandatory annual bonus payable on or before December 31 of each year. The amount of each mandatory bonus is to be determined by the Board of Directors but will not to be less than $54,000, less any amounts paid to the Executive as a discretionary bonus since the immediately preceding January 1. Pursuant to amendments to the employment agreement dated as of March 27, 2017, March 23, 2018, and March 27, 2019, the Executive waived his rights to his mandatory bonus for fiscal years 2016, 2017 and 2018.

The Executive’s employment under the employment agreement will continue until terminated by (a) the Executive’s death, (b) the Company without Cause (as Cause is defined in the employment agreement) on thirty days’ advance written notice, (c) the Executive other than for breach of the employment agreement on thirty days’ advance written notice, (d) the Executive for a material breach by the Company of the terms of the employment agreement, which is not cured within thirty (30) days after the Executive provides the Company written notice describing such breach with particularity, (e) the Company for Cause, or (f) the Company on account of the Executive’s permanent disability (as determined in accordance with the employment agreement).

If the employment agreement is terminated by the Company without Cause or by the Executive due to a breach of the employment agreement by the Company, the Company must pay or provide to the Executive (a) all unpaid salary and other compensation for periods or partial periods that occurred prior to the date of termination and any unreimbursed business expenses, such amount to be paid immediately upon termination, (b) the mandatory bonus for the calendar year in which his employment was terminated to the extent not previously paid, without giving effect to his termination, (c) an amount equal to three times his then-current base salary, such amount to be paid conditional upon his execution of a release, in one single lump sum within 45 days after termination, (d) the minimum mandatory bonus of $54,000 for the three calendar years following his termination of employment, without giving effect to his termination of employment, such amounts to be paid as and when provided for under the employment agreement, and (e) the employee benefits set forth in the employment agreement for the three years following his termination of employment or, if the Company cannot provide such benefits, the cash equivalent to reimburse the Executive for the cost (including any tax cost) to purchase such employee benefits in the open market, such amounts to be reimbursed monthly. The employment agreement contains certain obligations, limitations and restrictions in the event that payments or distributions under the employment agreement would constitute an “excess parachute payment” subject to the excise tax under section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or would result in adverse tax consequences under Section 409A of the Code.

The employment agreement also provides that the Company will pay the Executive at the rate of 10% per annum (or the highest permissible rate under applicable law, if less) on all amounts due under the employment agreement that are not timely paid. Because of the Executive’s waiver of his mandatory bonus for 2016, 2017, and 2018, no bonus was due for those periods and no interest for failure to timely pay the bonus will accrue.

Option/SAR Grants and Stock Awards in Last Fiscal Year

No stock options, stock appreciation rights or stock awards were granted to any named executive officer during the year ended December 31, 2018.

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Options/SAR Exercises and Stock Awards Vesting in Last Fiscal Year and Unexercised Options/SAR and Stock Awards at Fiscal Year End

No stock options or stock appreciation rights were exercised by, nor any stock award vested in favor of, any named executive officer during the year ended December 31, 2018. No options, stock appreciation rights, or stock awards were held by any named executive officer at December 31, 2018.

Stock Option Plans

The Company’s 1999 Omnibus Stock Plan (the “1999 Plan”) that covered 500,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) was adopted by the Board of Directors in March 1999 and approved by shareholders on June 4, 1999. None of the options were granted to a named executive officer. The 1999 Plan was terminated by its terms on March 15, 2009. As of December 31, 2012, all grants had been exercised or expired.

The Company’s 2011 Incentive Stock Option Plan (the “2011 Plan”) covers 200,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) and was adopted by the Board of Directors in March 2011 and approved by shareholders on May 26, 2011. The 2011 Plan is administered by the Board of Directors or a committee authorized by the Board of Directors, consisting of at least two directors each of whom is not an officer or employee of the Company and meeting the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The administrator has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2011 Plan.

Options granted under the 2011 Plan are intended to be "incentive stock options" as defined in Section 422 of the Code and may be granted only to employees of the Company or its subsidiaries. The exercise price of options granted under the 2011 Plan may not be less than the fair market value of the Company’s Common Stock on the date of grant. The exercise price of an incentive stock option must be 110% of the fair market value of the stock if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company’s voting securities.

In accordance with the rules under the Code for incentive stock options, the 2011 Plan provides that incentive stock options granted to any particular employee under the 2011 Plan may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to an optionee would vest for more than $100,000 in any calendar year, then such incentive stock options will, to such extent, be treated as non-statutory stock options.

In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of thirty (30) days (one year or such shorter period as determined by the administrator in the case of termination by reason of death or disability) following termination of employment.

Options granted under the 2011 Plan may not be exercised more than 10 years after the date of grant (5 years after the date of grant if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price under any option may be paid in cash, recourse notes or shares of Common Stock already owned or, in the case of a “net exercise,” covered by the option, as may be determined by the administrator. Under the 2011 Plan, shares subject to canceled or terminated options are available for subsequently granted options.

Under the 2011 Plan, in the event of a Change of Control Event, the vesting of each option shall (contingent upon the consummation of the Change of Control Event) be accelerated to a date prior to the effective time of the Change of Control Event as the Board of Directors shall determine (or if the Board of Directors shall not determine such a date, to the date that is five (5) business days prior to the effective time of the Change of Control Event) and all options will terminate if not exercised at or prior to the effective time of the Change of Control Event. Alternatively, in the event of a Change of Control Event, the Board of Directors may provide that an option holder may not exercise his or her option but will receive a payment, in such form as determined by the Board of Directors, equal in value to the excess, if any of (i) the value of the property that the option holder would have received upon the exercise of the option following the acceleration of the vesting of the option over (ii) the exercise price which would have been payable by the option holder in connection with such exercise. A "Change of Control Event" will be deemed to have occurred upon the consummation of (i) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary or subsidiaries of the Company) in one transaction or a series of related transactions, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition by way of a tender or exchange offer by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, or (iv) the complete liquidation or dissolution of the Company.

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Equity Compensation Plan Information

Options to purchase 8,760 and 91,240 shares of common stock were granted under the 2011 Plan to one non-executive employee during the years ended December 31, 2012 and 2011, respectively. Due to termination of the employee during 2017, all options granted under the 2011 Plan became null and void. As of December 31, 2018, there are no outstanding options under the 2011 Plan and the number of securities remaining available for future issuance under equity compensation plans, excluding the options which became null and void during the year ended December 31, 2017, was 100,000.

Profit Sharing Plan

The Unico American Corporation Profit Sharing Plan (“Plan”) covers Company’s employees who are at least 21 years of age and have met certain service and eligibility requirements. Unico American Corporation is the Plan sponsor and the Plan administrator. Fidelity Management Trust Company is the Plan trustee. The Plan is intended to be a qualified retirement plan under the Code. As required by the Plan, on an annual basis, the Company must contribute 3% of participants’ eligible compensation to the account of each participant. In addition, pursuant to the terms of the Plan, the Company may contribute to participants an amount determined by the Board of Directors. Under the Plan, participants have the option to make 401(k) and/or Roth 401(k) deferral contributions which are not matched by the Company. Participants must be employed by the Company on the last day of the Plan year and must have met certain service and eligibility requirements to be eligible for a contribution. Participants are eligible to request a distribution of their vested account balance in connection with minimum required distributions or upon death, retirement or termination of employment.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives to achieve the Company’s corporate objectives and to increase long term shareholder value. The Company seeks to accomplish this goal in a way that rewards performance that is aligned with its shareholders’ long-term interests. The Company believes that its executive compensation program achieves this goal and is strongly aligned with the long-term interests of its shareholders.

Pursuant to Section 14A of the Exchange Act, the Company is submitting a proposal to its shareholders for an advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

Accordingly, the following resolution is submitted for shareholder vote at the 2019 Annual Meeting:

“RESOLVED, that the shareholders of Unico American Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the 2019 Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and other narrative compensation disclosures.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors unanimously recommends that shareholders vote FOR the approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement.

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ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY

VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Company is submitting a proposal to its shareholders for an advisory vote as to whether the shareholder advisory vote to approve the compensation of our named executive officers referred to above should occur every one, two or three years. Shareholders may cast a vote on the preferred voting frequency by choosing one year, two years or three years or may abstain from voting in response to the resolution set forth below.

“RESOLVED, that the shareholders determine on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers set forth in the Company’s proxy statement should be: (a) yearly or (b) every two years or (c) every three years.”

After careful consideration, the Board of Directors recommends that future advisory votes on executive compensation occur every three years (triennially). The Board of Directors believes that this frequency is appropriate, since it encourages a longer-term view of compensation by shareholders, allowing them an appropriate timeframe to evaluate the Company’s performance and overall effectiveness of the executive compensation program. In addition, the Company believes that a triennial advisory vote on executive compensation reflects the appropriate time frame for the Compensation Committee and the Board of Directors to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with shareholders to the extent needed, to develop and implement any adjustments to its executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for shareholders to see and evaluate the Compensation Committee’s actions in context. Finally, a triennial vote will provide the Company with the time to thoroughly consider shareholder sentiments and implement any changes after careful consideration of the Board of Directors.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company, the Board of Directors and the Compensation Committee.

The Board of Directors recommends that shareholders vote to conduct future advisory votes on executive compensation every three years.

Report of the Audit Committee

Neither the following report of the Audit Committee nor any other information included in this Proxy Statement pursuant to Item 407(d)1-3 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditors are responsible for auditing those consolidated financial statements. Our responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or auditing or accounting procedures. We are not employees of the Company; and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with GAAP, that the audit of the Company’s consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company’s independent accountants are in fact “independent.”

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The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2018, with the Company’s management.

The Audit Committee has discussed with JLK Rosenberger LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 1301, “Communication with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from JLK Rosenberger LLP, the Company’s independent registered public accounting firm, required by applicable requirements of the PCAOB regarding JLK Rosenberger LLP’s communications with the Audit Committee concerning independence, and has discussed with JLK Rosenberger LLP its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Members of the Audit Committee:

Andrew L. Furgatch

David T. Russell

Samuel J. Sorich

RELATED PARTY TRANSACTIONS

The Company has entered into indemnification agreements with each of its directors and its current executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Nevada law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Wish Properties Inc., an office of Wish Sotheby’s International Reality, owned by Mr. Ernest A. Wish, leased 4,189 square feet at the building owned by Crusader Insurance Company, a wholly owned subsidiary of the Company. The lease commenced on July 13, 2017 and had a six month term. Effective January 8, 2018, the lease was amended to extend its termination date until January 11, 2019, and to allow an option to extend the term of the lease for three additional twelve month terms commencing on January 11, 2019. The lease ended on February 11, 2019. The monthly lease payment was $8,378 through February 11, 2019. The Company believes the terms of the lease were at least as favorable to the Company as could have been obtained from other third parties.

On an annual basis, the Company distributes a directors and officers questionnaire to all executive officers and directors of the Company. The Company reviews responses provided on the questionnaires to ensure any transactions with executive officers or directors are disclosed in compliance under Item 404(a) of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

APPOINTMENT OF AUDITORS

JLK Rosenberger LLP has served as the Company’s independent auditors since 2015. The Audit Committee has selected it to continue as the Company’s auditors and to audit the books and other records of the Company for the year ended December 31, 2019. A representative of JLK Rosenberger LLP is expected to attend the Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

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AUDIT AND NON-AUDIT FEES

Audit Fees

The aggregate fees billed by JLK Rosenberger LLP for professional services rendered for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended December 31, 2018 and 2017, were approximately $211,000 and $206,000, respectively.

Audit Related Fees

There were no audit related services by JLK Rosenberger LLP for each year ended December 31, 2018 and 2017.

Tax Fees

There were no services rendered or fees billed for tax compliance, consulting, or planning services by JLK Rosenberger LLP for either of the fiscal years ended December 31, 2018 and 2017.

All Other Fees

There were no services rendered or fees billed related to compliance and planning during the fiscal years ended December 31, 2018 and 2017.

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the Company’s independent auditors.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

SHAREHOLDERS’ PROPOSALS

Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders or to nominate an individual for election to the Company’s Board of Directors at the 2020 Annual Meeting are advised that their proposals must be received by the Company at Unico American Corporation, 26050 Mureau Road, Calabasas, California 91302, Attention: Corporate Secretary, no later than December 16, 2019, for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting.

ANNUAL REPORT TO SHAREHOLDERS

The Company's 2018 Annual Report on Form 10-K includes the Company’s consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive loss, changes in stockholders’ equity and cash flows for each of the years in the two year period ended December 31, 2018, and is included in the Annual Report of the Company being mailed to the shareholders along with this Proxy Statement. The Annual Report including Form 10-K is not to be considered a part of the soliciting material.

By Order of the Board of Directors,

Cary L. Cheldin

Chairman of the Board, President

and Chief Executive Officer

Calabasas, California

April 12, 2019

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2019. The Proxy Statement and the Annual Report to Shareholders are available at http://materials.proxyvote.com/904607.

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

I.       AUDIT COMMITTEE PURPOSE

The Audit Committee has been established by the Board of Directors of Unico American Corporation (the "Company") to monitor and oversee the accounting and financial reporting procedures of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to engage or retain, at the Company's expense, independent legal, accounting, or other consultants, experts or advisers it deems necessary to carry out duties.

II.       AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall meet the size, membership, independence and experience requirements under applicable statutes, rules and regulations and all applicable requirements of the Nasdaq Stock Market for Nasdaq National Market issuers in effect from time to time.

Audit Committee members shall be members of and appointed by the Board.

III.       AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1)       Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

2)       Meet with the independent accountants following the annual audit to (a) review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and, if a management letter was provided by the independent accountants, the management letter and the Company’s response to that letter, (b) discuss any significant changes to the Company's auditing or accounting principles and practices and discuss any items required to be communicated by the independent auditors in accordance with AS 1301, and (c) review and discuss with management and the independent accountants the annual audited financial statements, including the disclosures made in the management’s discussion and analysis. Additionally, the Audit Committee shall recommend to the Board whether or not to include the audited financial statements in the Company’s Form 10-K for the applicable fiscal year.

3)       In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss and review significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses. Review with management the adequacy of internal controls and procedures that could materially affect the Company’s financial statements. Such reviews should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

4)       Review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

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5)       Discuss with management and the independent accountants any disagreements that may arise between them regarding financial reporting. The Audit Committee shall be responsible for resolving such disagreements.

6)       Review and discuss with management and the independent accountants the Company’s quarterly financial statements prior to the filing of the related Form 10-Q.

Independent Auditors

7)       Select, appoint (subject, if applicable, only to shareholder ratification) and retain independent accountants for the Company. The Audit Committee shall also pre-approve all services to be performed by and fees to be paid to the independent accountants and the terms of their engagement, including both audit and non-audit services. To the extent required by law, the Company shall provide for appropriate funding as determined by the Audit Committee for payment of compensation to the independent accountants so engaged by the Audit Committee and for ordinary administrative expenses necessary or appropriate in carrying out the Audit Committee’s duties. The Audit Committee may delegate to one or more Audit Committee members the authority to pre-approve non-audit services between regularly scheduled meetings of the Audit Committee provided that such approvals are reported to the Audit Committee at the next meeting. The independent accountants shall report directly to the Audit Committee.

8)       Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement and shall pre-approve each audit and non-audit service. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

9)       Prior to the audit, review the independent auditors audit plan.

10)       Receive and review periodic written reports from the independent auditors delineating all relationships between the independent auditors and the Company. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Discuss such reports and relationships with the independent accountants, and, if so determined by the Audit Committee, take appropriate action to satisfy itself as to the independence of the independent accountants.

11)       Receive periodic reports from the independent accountants relating to, among other things, critical accounting polices and practices, alternative treatments under GAAP, communications between the independent accountants and management of the Company and reports of the effectiveness of the Company’s internal controls and/or other reports which may be required to be given by the independent accountants to the Company and/or the Audit Committee.

12)       The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

13)       Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

14)       Evaluate the performance of the independent accountants and, if so determined by the Audit Committee, replace the independent accountants.

15)       The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

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16)       The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with applicable requirements of the Public Company Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

Separate Meetings with the Independent Auditor.

16) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

17)       The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

18) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as then in effect.

Recommendation to Include Financial Statements in Annual Report.

19)       The Committee shall, based on the review and discussions in paragraphs 12 and 18 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Other Audit Committee Responsibilities

20)       Meet at any time or from time to time with management personnel of the Company or its subsidiaries, either individually (which sessions may be private) or with one or more members thereof, to discuss any matters that the Audit Committee or any one or more of such persons believes should be discussed.

21)       Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company or any of its subsidiaries of concerns regarding questionable accounting or auditing matters.

22)       Meet with such frequency as the Audit Committee believes is reasonably necessary and appropriate, taking into account appropriate circumstances. The Audit Committee meetings may be separate and private as the Audit Committee may determine.

23)       Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Annual Proxy Statement.

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24)       Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

25)       Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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APPENDIX B

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Unico American Corporation (the “Company”) to assist the Board with its responsibilities relating to compensation of the Chief Executive Officer (the “CEO”) of the Company, the Company’s other executive officers (collectively, including the CEO, the “Executive Officers”), and the directors of the Company. The Committee has overall responsibility for evaluating and recommending all compensation plans, policies and programs of the Company as they affect the Executive Officers and the directors of the Company. The Committee’s policy is to ensure that the Company’s compensation programs contribute directly to the success of the Company, including enhanced share value.

Committee Membership

The Committee shall consist of at least three Board members.

Each member of the Committee shall be appointed by the Board with consideration given to the recommendation of the Nominating & Governance Committee. Committee members may be removed from the Committee by the Board at any time, with or without cause, and any vacancies will be filled through appointment by the Board. Committee members shall serve until their successors are duly appointed or their resignation or removal.

The Board shall appoint one member of the Committee as its Chairperson.

Each member of the Committee shall be “independent” and meet the independence requirements, including the rules and regulations of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market.

Committee Meetings

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairman shall preside at each meeting. In the event the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. A majority of the members then serving on the Committee shall constitute a quorum, and actions at meetings may be approved by a majority of the members present. The Committee may also act by unanimous written consent, which may be provided electronically. The Committee shall submit the minutes of all meetings of the Committee to, and discuss the matters discussed at each Committee meeting with, the Board with such recommendations as the Committee may deem appropriate.

Committee Authority, Resources and Responsibilities

In furtherance of the Committee’s purpose, and in addition to any other responsibilities or duties that may be properly assigned by the Board from time to time, the Committee shall:

1.	Have the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any compensation consultant, legal counsel, or other adviser to assist it in the performance of its duties, but only after taking into consideration factors relevant to the adviser’s independence from management specified in Nasdaq Listing Rule 5605(d)(3); be directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the Committee, and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention; the Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.

2.	At least annually, review and recommend to the Board the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation.

3.	Periodically and as and when appropriate, review and recommend to the Board the following as they affect the Executive Officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change in control agreements and severance protection plans and change in control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

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4.	To the extent the Company is required by the rules and regulations of the Securities and Exchange Commission (the “SEC”) to include Compensation Discussion and Analysis (“CD&A”) in the Company’s proxy statement and annual report on Form 10-K, review and discuss the CD&A with management, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

5.	To the extent required by the rules and regulations of the SEC, produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement.

6.	Recommend for approval by the Board how frequently the Company should conduct advisory shareholder votes on executive compensation, taking into account the results of any prior shareholder votes regarding the subject.

7.	Review the results of any advisory shareholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such votes.

8.	Propose the adoption, amendment and termination of stock option plans, pension and profit sharing plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, and other similar programs (“Compensation Plans”) and administer the Compensation Plans in accordance with their terms.

9.	Grant rights, participations and interests in Compensation Plans to eligible participants and administer such rights, participations and interests in accordance with the Compensation Plans.

10.	To the extent it deems necessary or appropriate, review with management the Company’s employee benefit policies, programs, and administration.

11.	Review and assess the compensation paid to members of the Board and recommend to the Board any changes the Committee believes are appropriate.

12.	Annually review the adequacy of this Charter, including reviewing the powers and duties of the Committee, and recommend any proposed changes to the Board for approval.

13.	Annually evaluate the Committee’s performance and report its findings to the Nominating & Corporate Governance Committee.

14.	Make regular reports to the Board.

15.	The Committee may form and delegate authority and duties to subcommittees as it deems appropriate. The Committee may delegate to the management of the Company the authority to administer the Company’s stock ownership guidelines and incentive compensation and benefit plans provided for employees as it deems appropriate and to the extent permitted by applicable law, rule or regulation or the Nasdaq Stock Market Rules.

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APPENDIX C

CHARTER OF THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE OF

THE BOARD OF DIRECTORS OF UNICO AMERICAN CORPORATION

Purpose

The Nominating & Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Unico American Corporation (the “Company”) to, (1) consider and report periodically to the Board on matters relating to the identification, selection and qualification of Board members and candidates nominated for election to the Board, and to (2) review, advise and make recommendations to the Board with respect to corporate governance matters, and to (3) oversee periodic evaluations of the Board and Board committees, including establishing criteria to be used in connection with such evaluations, and to (4) advise the Board with respect to Board composition, procedures and committees.

Committee Membership

The Committee shall consist of at least three Board members.

Each member of the Committee shall be appointed by the Board and will serve at the Board’s discretion. Committee members may be removed from the Committee by the Board at any time, with or without cause, and any vacancies will be filled through appointment by the Board. Committee members shall serve until their successors are duly appointed or their resignation or removal.

The Board shall appoint one member of the Committee as its Chairperson.

Each member of the Committee shall be “independent” and meet the independence requirements, including the rules and regulations of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market.

Committee Meetings

The Committee shall meet as often as it deems appropriate to carry out its responsibilities. The Chairperson of the Board, any member of the Committee, or the Secretary of the Corporation may call meetings of the Committee. The Committee Chairperson shall preside at each meeting. In the event the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. A majority of the members then serving on the Committee shall constitute a quorum and actions at meetings may be approved by a majority of the members present. The Committee may also act by unanimous written consent, which may be provided electronically. The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board, along with such recommendations as the Committee may deem appropriate.

Committee Authority, Resources and Responsibilities

In furtherance of the Committee’s purpose, and in addition to any other responsibilities or duties that may be properly assigned to it by the Board from time to time, the Committee shall:

1.	Have the resources and authority to discharge its responsibilities, including the sole authority to (i) obtain advice, reports or opinions from internal and external counsel and expert advisors, and has the authority to (ii) hire and terminate independent legal, financial and other advisors as it may deem necessary, at the Company’s expense, without consulting with, or obtaining approval from, any officer of the Company in advance. To assist the Committee in fulfilling its duties, management will provide the Committee with information and recommendations as needed and requested by the Committee.

2.	Seek, screen and recommend to the Board individual nominees qualified to become members of the Board, to fill vacancies and newly created openings, based on, among other things, their independence, character, ability to exercise sound judgment, diversity, demonstrated leadership, skills, including financial literacy, and experience in the context of the needs of the Board.

3.	Develop and periodically, but not less than annually, review the criteria used to evaluate the suitability of potential candidates for directorship on the Board.

4.	Consider suggestions or nominees for candidates to Board membership from management, shareholders and other sources.

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5.	Evaluate the qualifications of potential candidates, including the incumbent directors whose terms may be expiring. The Committee will meet with candidates to review their qualifications as the Committee may deem necessary and will request such materials from each candidate as the Committee may deem necessary.

6.	Review with the full Board, the Committee’s recommendations and nominations for candidates to the Board.

7.	Develop and periodically review an appropriate orientation program for new directors.

8.	Monitor compliance with guidelines regarding director conflicts of interest.

9.	Evaluate and recommend to the Board the termination or removal of individual directors in accordance with the Company’s Bylaws, for cause or otherwise, when deemed appropriate by the Committee.

10.	Periodically, but not less than annually, review the structure, size, function, membership and charters of the committees of the Board, including the need for any additional standing or special committees, and recommend to the Board the adoption of any changes.

11.	Develop and monitor, with Board involvement, an annual assessment of Board performance, including conducting surveys of director observations, suggestions and preferences, individually and collectively.

12.	Make recommendations to the Board concerning the size, structure and composition of the Board and its committees.

13.	Develop and conduct, at least annually, an assessment of the Committee’s performance on a continuing basis, individually and collectively.

14.	Consider matters of corporate governance and periodically review and reassess the adequacy of the Company’s corporate governance policies and practices, including any significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general, and recommend any proposed changes to the Board for approval.

15.	Review and make recommendations to the Board with respect to proposals properly presented by shareholders for consideration in the Company’s annual proxy statement or at the Company’s annual meeting of shareholders. The Committee may, as appropriate in light of the proposal’s subject matter, refer any proposal to any other committee of the Board for purposes of review and recommendations.

16.	Review and make recommendations to the Board regarding whether to accept or reject the resignation tendered by a director who received a greater number of votes “against” such director than “for” such director in an election that is not a contested election.

17.	Through its Chairperson, report to the Board regarding the efforts of the Committee to discharge its responsibilities under this Charter, with such recommendations as the Committee deems appropriate, at least once a year.

18.	Through its Chairperson, periodically, but not less than annually, review and reassess the adequacy of the Committee’s charter, structure, processes, membership requirements, including reviewing the powers and duties of the Committee, and recommend any proposed changes to the Board for approval.

19.	Review required disclosure regarding the Committee and its responsibilities in the proxy statement for each year’s annual meeting of shareholders.

20.	Consider and report to the Board, such other matters in relation to Board membership and corporate governance as the Committee may, in its discretion, determine to be advisable.

21.	Perform such other functions as assigned by law, the Company’s charter or Bylaws, or the Board.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

The undersigned hereby constitutes and appoints MICHAEL BUDNITSKY and CARY L. CHELDIN, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of UNICO AMERICAN CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn at 24150 Park Sorrento, Calabasas, California 91302, on May 23, 2019, at 2:00 p.m. local time and at any adjournments thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner:

1. ELECTION OF DIRECTORS ð FOR all nominees listed (except as marked to the to contrary below) ð WITHHOLD AUTHORITY to the to vote all nominees listed below

MICHAEL BUDNITSKY, CARY L. CHELDIN, ERWIN CHELDIN, JANET D. FRANK,

ANDREW L. FURGATCH, DAVID T. RUSSELL, SAMUEL J. SORICH, ERNEST A. WISH

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,

STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.

2. Advisory vote to approve named executive officer compensation.

ð FOR  ð AGAINST ð ABSTAIN

3. Advisory vote on the frequency of future advisory votes on named executive officer compensation.

ð ONE YEAR ð TWO YEARS ð THREE YEARS  ð ABSTAIN

4. IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment or adjournments thereof.

Please sign and date on reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. When this proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the choices specified herein. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

DATED:__________________________________________, 2019

______________________________________________________

(Signature)

______________________________________________________

(Signature if jointly held)

Please date and sign exactly as your name or names appear herein. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by its duly authorized officer or partner.

PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.